                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) May 25, 2004

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On May 25, 2004 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended April 30, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  May 20, 2004                    By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #105, Series 1995-1
               made available on May 25, 2004

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #105

20.2           Monthly Servicer and Settlement Certificate #71, Series 1998-1
               made available on May 25, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #71

20.3           Monthly Servicer and Settlement Certificate #46, Series 2000-1
               made available on May 25, 2004

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #46

20.4           Monthly Servicer and Settlement Certificate #10, Series 2003-1
               made available on May 25, 2004

20.4 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #10

20.5           Dealer Note Master Trust Series Data for the May 25, 2004
               Distribution Date

====================================================================================================================================

                                                          EXHIBIT 20.1

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 105

                                                  DEALER NOTE MASTER TRUST
                                                     CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                       SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of May 25, 2004, the Transfer Date of May 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on April 30, 2004 and the Distribution Period ended
May 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per
Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                      78,568.26

     3.2 The amount of ITEC Finance Charges for the Due Period                                   2,049,525.05

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period           880,459,939.18

     3.4 The total amount of Advance Reimbursements for the Due Period                                   0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period           280,676,776.94

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust          304,049,280.60
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                        762,021.18

     3.8 The average daily Master Trust Seller's Interest during the Due Period                125,999,537.89

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)                 125,925,996.87

    3.10 The aggregate amount of Collections for the Due Period                                320,657,248.46

    3.11 The aggregate amount of Finance Charge Collections for the Due Period                   4,431,466.83

    3.12 The aggregate amount of Principal Collections for the Due Period                      316,225,781.63

    3.13 The amount of Dealer Note Losses for the Due Period                                        (1,000.00)

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period             914,425,414.79

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                      35,548,004.69

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments                     35,500,582.08
         b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                           0.92%
         d.  The rating of each such Eligible Investment                                             AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                        13,773,560.12

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Wolfington Body Co Inc
         ii)     Prairie International
         iii)    Longhorn Bus Sales
         iv)     J.Price Intl Truck Inc
         v)      Southland Int'l Trks

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
         as a percentage of the total principal amount outstanding, as of the end of the
         Due Period                                                                                     0.15%

    3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03 for the benefit of the
         Master Trust Certificateholders.                                                          100,076.01

    3.21 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                        100,000.00
         b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                           0.92%
         d.  The rating of each such Eligible Investment                                             AAAm/Aaa

    3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement and to the payments made on the Distribution Date)                      100,000.00

     4.0 Series 1995-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                   0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                             31,000,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                             31,000,000.00

     4.3 The Projected Spread for the following Distribution Period                              2,500,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                 2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                              0.00

     4.6 The aggregate amount on deposit in the Negative
         Carry Reserve Fund as of the Transfer Date (after
         giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                   0.00

     4.7 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                               200,000,000.00

     4.8 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                          (250.73)

     4.9 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                          1,111,115.93

    4.10 The amount of Series Allocable Principal Collections
         for the Due Period                                                                     79,288,307.21

    4.11 The amount of Series Principal Account Losses
         for the Due Period                                                                              0.00

    4.12 The amount of Investor Dealer Note Losses for
         the Due Period                                                                               (210.54)

    4.13 The amount of Investor Finance Charge Collections
         for the Due Period                                                                        933,004.05

    4.14 The amount of Investor Principal Collections for
         the Due Period                                                                         66,578,181.02

    4.15 The amount of Available Certificateholder's Interest                                      946,919.12
         Collections for the Due Period

    4.16 The amount of Series 1995-1 Shared Principal
         Collections for the Due Period                                                         66,578,181.02

    4.17 The aggregate amount of the Series 1995-1 Principal
         Shortfall, if any, for the Due Period                                                           0.00

    4.18 The Seller's Percentage for the Due Period                                                    16.03%

    4.19 The Excess Seller's Percentage for the Due Period                                              2.61%

    4.20 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                     12,709,915.65

    4.21 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                            182,445.24

    4.22 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                         10,640,490.83

    4.23 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                          2,069,424.82

    4.24 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                              0.00

    4.25 The Minimum Series 1995-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                     37,957,747.66

    4.26 The Series 1995-1 Allocation Percentage for
         the Due Period                                                                                25.07%

    4.27 The Floating Allocation Percentage for the
         Due Period                                                                                    83.97%

    4.28 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                             0.00%

    4.29 The total amount to be distributed on the Series
         1995-1 Certificates on the Distribution Date                                              386,093.52

    4.30 The total amount, if any, to be distributed on the Series
         1995-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                                0.00

    4.31 The total amount, if any, to be distributed on
         the Series 1995-1 Certificates on the Distribution
         Date allocable to interest on the Series 1995-1
         Certificates                                                                              225,657.06

    4.32 The Draw Amount as of the Transfer Date                                                         0.00

    4.33 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                   0.00

    4.34 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                    0.00

    4.35 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                            160,436.46

    4.36 The aggregate amount of funds on deposit in
         the Negative Carry Reserve Account  as of the end of
         the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                      0.00

    4.37 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                      0.00

    4.38 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                           2,500,000.00

    4.39 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                            0.00
         b.  Description of each Eligible Investment:                                                      NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                         _______%
         d.  The rating of each such Eligible Investment                                                   NA

    4.40 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                            0.00
         b.  Description of each Eligible Investment:                                                      NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                         _______%
         d.  The rating of each such Eligible Investment                                                   NA

    4.41 The amount of Excess Interest Collections for the Due Period                              560,825.60

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                                     66,578,181.02

    4.43 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                            0.00

    4.44 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                       0.00

    4.45 The percentages and all other information calculated
         pursuant to Sections 6.01 and 7.01 of the Supplement                                 See Exhibit "A"

    4.46 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                                 0.00

    4.47 The amount of Series 1995-1 Shared Seller's Principal
         Collections for the Due Period                                                         12,709,915.65

    4.48 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                       29,229,269.43

    4.49 The amount of all Shared Seller's Principal Collections
         allocated to Series 1995-1 for the Due Period                                                   0.00

    4.50 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                        0.00

    4.51 The aggregate amount of all Early Distributions Amounts
         paid or deemed paid for the Distribution Period                                                 0.00

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                                                    EXHIBIT 20.1(A)
                                                   Series 1995 - 1

   4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplement.

        Section 6.01

            (b)The Invested Amount is not reduced to zero by the Expected Payment Date?                                  NO
                                                                                                                      ----------

        Section 7.01

            (d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                               NO
                                                                                                                      ----------

            (g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                         NO
                                                                                                                      ----------

                                             2 Months Past :      3.57%
                                             1 Month Past :       3.58%
                                             Current Month :      3.74%

            (h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                NO
                                                                                                                      ----------
                                             Master Trust Seller's Interest: $125,925,996.87

                                             Master Trust Minimum Seller's Interest: $125,837,747.66

            (i)Turnover Ratio less than 1.7?                                                                             NO
                                                                                                                      ----------

                                   Turnover Ratio:  3.66

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                      NO
                                                                                                                      ----------

                                   Dealer Note Loss Ratio:  0.00%

====================================================================================================================================

                                                         EXHIBIT 20.2

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 71

                                                   DEALER NOTE MASTER TRUST

                                                    CLASS A, DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                       SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of May 25, 2004, the Transfer Date of May 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on April 30, 2004 and the Distribution Period ended
May 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per
Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

          1 NFC is Servicer under the Agreement.

          2 The undersigned is a Servicing Officer.

          3 Master Trust Information.

        3.1 The amount of the Advance, if any, for the Due Period                                  78,568.26

        3.2 The amount of ITEC Finance Charges for the Due Period                               2,049,525.05

        3.3 The average daily balance of Dealer Notes outstanding during the Due Period       880,459,939.18

        3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

        3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       280,676,776.94

        3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust      304,049,280.60
            during the Due Period

        3.7 The amount of the Servicing Fee for the Due Period                                    762,021.18

        3.8 The average daily Master Trust Seller's Interest during the Due Period            125,999,537.89

        3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV of the Supplement)             125,925,996.87

       3.10 The aggregate amount of Collections for the Due Period                            320,657,248.46

       3.11 The aggregate amount of Finance Charge Collections for the Due Period               4,431,466.83

       3.12 The aggregate amount of Principal Collections for the Due Period                  316,225,781.63

       3.13 The amount of Dealer Note Losses for the Due Period                                    (1,000.00)

       3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period         914,425,414.79

       3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
            of the Agreement)                                                                  35,548,004.69

       3.16 Eligible Investments in the Excess Funding Account:
            a.  The aggregate amount of funds invested in Eligible Investments                 35,500,582.08
            b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                       0.92%
            d.  The rating of each such Eligible Investment                                         AAAm/Aaa

       3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
            as of the end of the Due Period                                                    13,773,560.12

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
            i)      Wolfington Body Co Inc
            ii)     Prairie International
            iii)    Longhorn Bus Sales
            iv)     J.Price Intl Truck Inc
            v)      Southland Int'l Trks

       3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
            as a percentage of the total principal amount outstanding, as of the end of the
            Due Period                                                                                  0.15%

       3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03 for the benefit of the
            Master Trust Certificateholders.                                                      100,076.01

       3.21 Eligible Investments in the Servicer Transition Fee Account:
            a.  The aggregate amount of funds invested in Eligible Investments                    100,000.00
            b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                       0.92%
            d.  The rating of each such Eligible Investment                                         AAAm/Aaa

       3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
            of the Supplement and to the payments made on the Distribution Date)                  100,000.00

        4.0 Series 1998-1 Information.

        4.1 The Deficiency Amount as of the Transfer Date
            (after giving effect to the transactions set forth in
            Article IV of the Supplement)                                                               0.00

      4.2a. The Maximum Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                         31,000,000.00

      4.2b. The Available Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                         31,000,000.00

        4.3 The Projected Spread for the following Distribution Period                          2,500,000.00

        4.4 The amount on deposit in the Spread Account as of
            the Transfer Date (after giving effect to the
            transactions set forth in Article IV of the Supplement)                             2,500,000.00

        4.5 The aggregate amount on deposit in the Liquidity
            Reserve Account as of the Transfer Date (after giving
            effect to the transactions  set forth in Article IV
            of the Supplement)                                                                          0.00

        4.6 The Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                           200,000,000.00

        4.7 The amount of Series Allocable Dealer Notes Losses
             for the Due Period                                                                      (249.70)

        4.8 The amount of Series Allocable Finance Charge
            Collections for the Due Period                                                      1,106,528.16

        4.9 The amount of Series Allocable Principal Collections
            for the Due Period                                                                 78,960,927.51

       4.10 The amount of Series Principal Account Losses
            for the Due Period                                                                          0.00

       4.11 The amount of Investor Dealer Note Losses for
            the Due Period                                                                           -210.52

       4.12 The amount of Investor Finance Charge Collections
            for the Due Period                                                                    932,913.89

       4.13 The amount of Investor Principal Collections for
            the Due Period                                                                     66,571,747.47

       4.14 The amount of Available Certificateholder's Interest
            Collections for the Due Period                                                        946,778.89

       4.15 The amount of Series 1998-1 Shared Principal
            Collections for the Due Period                                                     66,571,747.47

       4.16 The aggregate amount of the Series 1998-1 Principal
            Shortfall, if any, for the Due Period                                                       0.00

       4.17 The Seller's Percentage for the Due Period                                                15.69%

       4.18 The Excess Seller's Percentage for the Due Period                                          2.62%

       4.19 The aggregate amount of Seller's Principal Collections
            for the Due Period                                                                 12,388,969.53

       4.20 The amount of Available Seller's Finance Charge
            Collections for the Due Period                                                        177,819.07

       4.21 The aggregate amount of Available Seller's Principal
            Collections for the Due Period                                                     10,320,193.23

       4.22 The aggregate amount of Excess Seller's Principal
            Collections for the Due Period                                                      2,068,776.30

       4.23 The Controlled Amortization Amount, if applicable,
            for the Due Period                                                                          0.00

       4.24 The Minimum Series 1998-1 Master Trust Seller's
            Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV
            of the Supplement)                                                                 37,000,000.00

       4.25 The Series 1998-1 Allocation Percentage for
            the Due Period                                                                            24.97%

       4.26 The Floating Allocation Percentage for the
            Due Period                                                                                84.31%

       4.27 The Principal Allocation Percentage, if applicable,
            for the Due Period                                                                         0.00%

       4.28 The total amount to be distributed on the Series
            1998-1 Certificates on the Distribution Date                                          363,522.45

       4.29 The total amount, if any, to be distributed on the Series
            1998-1 Certificates on the Distribution Date
            allocable to the Invested Amount                                                            0.00

       4.30 The total amount, if any, to be distributed on
            the Series 1998-1 Certificates on the Distribution
            Date allocable to interest on the Series 1998-1
            Certificates                                                                          203,101.50

       4.31 The Draw Amount as of the Transfer Date                                                     0.00

       4.32 The amount of Investor Charge-Offs as of
            Transfer Date                                                                               0.00

       4.33 The amount of reimbursement of Investor Charge-
            Offs as of the Transfer Date                                                                0.00

       4.34 The amount of the Investor Servicing Fee to be
            paid on such Distribution Date                                                        160,420.95

       4.35 The aggregate amount of funds on deposit in
            the Series Principal Account as of the end of the
            last day of the Due Period (after giving effect to the
            payments and adjustments made pursuant to Article
            IV of the Supplement and of the Agreement)                                                  0.00

       4.36 The aggregate amount of funds on deposit in the
             Spread Account as of the end of the last day of
            the Due Period (after giving effect to payments and
            adjustments made pursuant to Article IV of the
            Supplement and the Agreement)                                                       2,500,000.00

       4.37 Eligible Investments in the Series Principal Account:
            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                        0.00
            b.  Description of each Eligible Investment:                                                  NA
            c.  The rate of interest applicable to each such
            Eligible Investment                                                                     _______%
            d.  The rating of each such Eligible Investment                                               NA

       4.38 Eligible Investments in the Liquidity Reserve Account:
            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                        0.00
            b.  Description of each Eligible Investment:                                                  NA
            c.  The rate of interest applicable to each such
            Eligible Investment                                                                     _______%
            d.  The rating of each such Eligible Investment                                               NA

       4.39 The amount of Excess Interest Collections for the Due Period                          583,256.44

       4.40 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period                                 66,571,747.47

       4.41 The amount of Excess Interest Collections for the
            Due Period allocated to other Series                                                        0.00

       4.42 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period
            allocated to Other Series                                                                   0.00

       4.43 The percentages and all other information calculated
            pursuant to Section 6.01 of the Supplement                                       See Exhibit "A"

       4.44 The amount of Remaining Available Seller's Principal
             Collections for the Due Period                                                             0.00

       4.45 The amount of Series 1998-1 Shared Seller's Principal
            Collections for the Due Period                                                     12,388,969.53

       4.46 The aggregate amount of Shared Seller's Principal
            Collections from Other Series for the Due Period                                   29,550,215.55

       4.47 The amount of all Shared Seller's Principal Collections
            allocated to Series 1998-1 for the Due Period                                               0.00

       4.48 The aggregate amount of all Shared Seller's Principal
            Collections allocated to Other Series for the Due Period                                    0.00

       4.49 The aggregate amount of all Early Distributions Amounts
            paid or deemed paid for the Distribution Period                                             0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                            EXHIBIT 20.2(A)
                                                            Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                 NO
                                                                                                                     ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                              NO
                                                                                                                     ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                        NO
                                                                                                                     ----------

                                             2 Months Past :      3.57%
                                             1 Month Past :       3.58%
                                             Current Month :      3.74%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                               NO
                                                                                                                     ----------

                                             Master Trust Seller's Onterest: $125,925,996.87

                                             Master Trust Minimum Seller's Interest:$125,837,747.66

            (k)Turnover Ratio less than 1.7?                                                                            NO
                                                                                                                     ----------

                                   Turnover Ratio:  3.66%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                     NO
                                                                                                                     ----------

                                   Dealer Note Loss Ratio:  0.00%

====================================================================================================================================

                                                         EXHIBIT 20.3

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 46
                                                   DEALER NOTE MASTER TRUST
                                                          DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                         SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of May 25, 2004, the Transfer Date of May 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on April 30, 2004 and the Distribution Period ended
May 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per
Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                78,568.26

     3.2 The amount of ITEC Finance Charges for the Due Period                             2,049,525.05

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period     880,459,939.18

     3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     280,676,776.94

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    304,049,280.60
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                  762,021.18

     3.8 The average daily Master Trust Seller's Interest during the Due Period          125,999,537.89

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)           125,925,996.87

    3.10 The aggregate amount of Collections for the Due Period                          320,657,248.46

    3.11 The aggregate amount of Finance Charge Collections for the Due Period             4,431,466.83

    3.12 The aggregate amount of Principal Collections for the Due Period                316,225,781.63

    3.13 The amount of Dealer Note Losses for the Due Period                                  (1,000.00)

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       914,425,414.79

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                35,548,004.69

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments               35,500,582.08
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                     0.92%
         d.  The rating of each such Eligible Investment                                       AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                  13,773,560.12

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Wolfington Body Co Inc
         ii)     Prairie International
         iii)    Longhorn Bus Sales
         iv)     J.Price Intl Truck Inc
         v)      Southland Int'l Trks

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
         as a percentage of the total principal amount outstanding, as of the end of the
         Due Period                                                                                0.15%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                  50,218,206.51

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03 for the
         benefit of the Master Trust Certificateholders.                                     100,076.01

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                  100,000.00
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                     0.92%
         d.  The rating of each such Eligible Investment                                       AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the Distribution Date)  100,000.00

     4.0 Series 2000-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                             0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                       19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                       19,080,000.00

     4.3 The Projected Spread for the following Distribution Period                        2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                           2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                        0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                         212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                    -249.78

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                    1,106,911.37

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                               78,988,273.45

    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                        0.00

    4.11 The amount of Investor Dealer Note Losses for
         the Due Period                                                                         -223.16

    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                  988,914.62

    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                   70,567,900.35

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                    1,002,886.55

    4.15 The amount of Series 2000-1 Shared Principal
         Collections for the Due Period                                                   70,567,900.35

    4.16 The aggregate amount of the Series 2000-1 Principal
         Shortfall, if any, for the Due Period                                                     0.00

    4.17 The Seller's Percentage for the Due Period                                              10.66%

    4.18 The Excess Seller's Percentage for the Due Period                                        2.62%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                8,420,149.95

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                      122,203.02

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                    6,350,657.19

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                    2,069,492.76

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                        0.00

    4.24 The Minimum Series 2000-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                               25,440,000.00

    4.25 The Series 2000-1 Allocation Percentage for
         the Due Period                                                                          24.98%

    4.26 The Floating Allocation Percentage for the
         Due Period                                                                              89.34%

    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                       0.00%

    4.28 The total amount to be distributed on the Series
         2000-1 Certificates on the Distribution Date                                        403,608.26

    4.29 The total amount, if any, to be distributed on the Series
         2000-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                          0.00

    4.30 The total amount, if any, to be distributed on
         the Series 2000-1 Certificates on the Distribution
         Date allocable to interest on the Series 2000-1
         Certificates                                                                        233,557.59

    4.31 The Draw Amount as of the Transfer Date                                                   0.00

    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                             0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                              0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                      170,050.67

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                     2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                      0.00
         b.  Description of each Eligible Investment:                                                NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                   _______%
         d.  The rating of each such Eligible Investment                                             NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                      0.00
         b.  Description of each Eligible Investment:                                                NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                   _______%
         d.  The rating of each such Eligible Investment                                             NA

    4.39 The amount of Excess Interest Collections for the Due Period                        599,278.30

    4.40 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                               70,567,900.35

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                      0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                 0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                     See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                           0.00

    4.45 The amount of Series 2000-1 Shared Seller's Principal
         Collections for the Due Period                                                    8,420,149.95

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                 33,519,035.12

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2000-1 for the Due Period                                             0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                  0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                         200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                     378,026.66
         the Investor Interest Payment

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                   0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                         217,601.50

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                   0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                       0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                          12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                      25,581.60
         the Investor Interest Payment

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                                   0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                          15,956.09

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                                   0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                 EXHIBIT 20.3(A)
                                                 Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                  NO
                                                                                                                      ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                               NO
                                                                                                                      ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                         NO
                                                                                                                      ----------

                                             2 Months Past :      3.57%
                                             1 Month Past :       3.58%
                                             Current Month :      3.74%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                NO
                                                                                                                      ----------

                                             Master Trust Seller's Interest: $125,925,996.87

                                             Master Trust Minimum Seller's Interest: $125,837,747.66

            (k)Turnover Ratio less than 1.7?                                                                             NO
                                                                                                                      ----------

                                   Turnover Ratio:  3.66%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                      NO
                                                                                                                      ----------

                                   Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                              NO
                                                                                                                      ----------

                                   Used Financed Vehicle Ratio: 5.39%

====================================================================================================================================

                                                         EXHIBIT 20.4(A)

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 10

                                                    DEALER NOTE MASTER TRUST

                                                            DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                           SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of May 25, 2004, the Transfer Date of May 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on April 30, 2004 and the Distribution Period ended
May 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per
Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, for the Due Period                                78,568.26

      3.2 The amount of ITEC Finance Charges for the Due Period                             2,049,525.05

      3.3 The average daily balance of Dealer Notes outstanding during the Due Period     880,459,939.18

      3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     280,676,776.94

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    304,049,280.60
          during the Due Period

      3.7 The amount of the Servicing Fee for the Due Period                                  762,021.18

      3.8 The average daily Master Trust Seller's Interest during the Due Period          125,999,537.89

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV of the Supplement)           125,925,996.87

     3.10 The aggregate amount of Collections for the Due Period                          320,657,248.46

     3.11 The aggregate amount of Finance Charge Collections for the Due Period             4,431,466.83

     3.12 The aggregate amount of Principal Collections for the Due Period                316,225,781.63

     3.13 The amount of Dealer Note Losses for the Due Period                                  (1,000.00)

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       914,425,414.79

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                35,548,004.69

     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments               35,500,582.08
          b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                     0.92%
          d.  The rating of each such Eligible Investment                                       AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                  13,773,560.12

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)      Wolfington Body Co Inc
          ii)     Prairie International
          iii)    Longhorn Bus Sales
          iv)     J.Price Intl Truck Inc
          v)      Southland Int'l Trks

     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding, as of the
          end of the Due Period                                                                     0.15%

     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                                  50,218,206.51

     3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03
          for the benefit of the Master Trust Certificateholders.                             100,076.01

     3.22 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments                  100,000.00
          b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                     0.92%
          d.  The rating of each such Eligible Investment                                       AAAm/Aaa

     3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
          of the Supplement and to the payments made on the Distribution Date)                100,000.00

      4.0 Series 2003-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                             0.00

     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                       19,080,000.00

    4.2b. The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                       19,080,000.00

      4.3 The Projected Spread for the following Distribution Period                        2,650,000.00

      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                           2,650,000.00

      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                        0.00

      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                         212,000,000.00

      4.7 The amount of Series Allocable Dealer Notes Losses
           for the Due Period                                                                    (249.78)

      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                    1,106,911.37

      4.9 The amount of Series Allocable Principal Collections
          for the Due Period                                                               78,988,273.45

     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                                        0.00

     4.11 The amount of Investor Dealer Note Losses for
          the Due Period                                                                         (223.16)

     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                                  988,914.62

     4.13 The amount of Investor Principal Collections for
          the Due Period                                                                   70,567,900.35

     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                                    1,002,885.59

     4.15 The amount of Series 2003-1 Shared Principal
          Collections for the Due Period                                                   70,567,900.35

     4.16 The aggregate amount of the Series 2003-1 Principal
          Shortfall, if any, for the Due Period                                                     0.00

     4.17 The Seller's Percentage for the Due Period                                              10.66%

     4.18 The Excess Seller's Percentage for the Due Period                                        2.62%

     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                                8,420,149.95

     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                      122,203.02

     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                    6,350,657.19

     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                    2,069,492.76

     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                        0.00

     4.24 The Minimum Series 2003-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                               25,440,000.00

     4.25 The Series 2003-1 Allocation Percentage for
          the Due Period                                                                          24.98%

     4.26 The Floating Allocation Percentage for the
          Due Period                                                                              89.34%

     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                       0.00%

     4.28 The total amount to be distributed on the Series
          2003-1 Certificates on the Distribution Date                                        417,947.15

     4.29 The total amount, if any, to be distributed on the Series
          2003-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                          0.00

     4.30 The total amount, if any, to be distributed on
          the Series 2003-1 Certificates on the Distribution
          Date allocable to interest on the Series 2003-1
          Certificates                                                                        247,896.48

     4.31 The Draw Amount as of the Transfer Date                                                   0.00

     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                             0.00

     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                              0.00

     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                      170,050.67

     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                                0.00

     4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                     2,650,000.00

     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in
          Eligible Investments                                                                      0.00
          b.  Description of each Eligible Investment:                                                NA
          c.  The rate of interest applicable to each such
          Eligible Investment                                                                   _______%
          d.  The rating of each such Eligible Investment                                             NA

     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in
          Eligible Investments                                                                      0.00
          b.  Description of each Eligible Investment:                                                NA
          c.  The rate of interest applicable to each such
          Eligible Investment                                                                   _______%
          d.  The rating of each such Eligible Investment                                             NA

     4.39 The amount of Excess Interest Collections for the Due Period                        584,938.45

     4.40 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period                               70,567,900.35

     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                      0.00

     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                                 0.00

     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                     See Exhibit "A"

     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                           0.00

     4.45 The amount of Series 2003-1 Shared Seller's Principal
          Collections for the Due Period                                                    8,420,149.95

     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                 33,519,035.12

     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 2003-1 for the Due Period                                             0.00

     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                                  0.00

      5.0 Class A Certificate Information.

      5.1 The Class A Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                         200,000,000.00

      5.2 The total amount to be distributed on the Class A Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                     386,082.22
          the Investor Interest Payment

      5.3 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to the
          Class A Invested Amount                                                                   0.00

      5.4 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to interest
          on the Class A Certificates                                                         225,657.06

      5.5 The amount of Class A Certificateholder Charge-Offs
          as of the Transfer Date                                                                   0.00

      5.6 The amount of reimbursement of Class A Certificateholder
          Charge-Offs as of the Transfer Date                                                       0.00

      6.0 Class B Certificate Information.

      6.1 The Class B Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                          12,000,000.00

      6.2 The total amount to be distributed on the Class B Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                      31,864.93
          the Investor Interest Payment

      6.3 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to the
          Class B Invested Amount                                                                   0.00

      6.4 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to interest
          on the Class B Certificates                                                          22,239.42

      6.5 The amount of Class B Certificateholder Charge-Offs
          as of the Transfer Date                                                                   0.00

      6.6 The amount of reimbursement of Class B Certificateholder
          Charge-Offs as of the Transfer Date                                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                EXHIBIT 20.4(A)
                                                Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                NO
                                                                                                                    ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                             NO
                                                                                                                    ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                       NO
                                                                                                                    ----------
                                             2 Months Past:       3.57%                                                                                                                    2 Months Past :      3.57%
                                             1 Month Past :       3.58%
                                             Current Month :      3.74%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                              NO
                                                                                                                    ----------

                                             Master Trust Seller's Interest: $125,925,996.87

                                             Master Trust Minimum Seller's Interest: $125,837,747.66

            (k)Turnover Ratio less than 1.7?                                                                           NO
                                                                                                                    ----------

                                   Turnover Ratio:  3.66%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                    NO
                                                                                                                    ----------

                                   Dealer Note Loss Ratio: 0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                            NO
                                                                                                                    ----------

                                   Used Financed Vehicle Ratio: 5.39%

====================================================================================================================================

                                                                     EXHIBIT 20.5
                                                      Navistar Financial Dealer Note Master Trust
                                                                    Series Data
                                                      for the May 25, 2004 Distribution Date

                                                                           Series
                                          1995-1          1998-1           2000-1          2003-1        2000-VFC        Total

 1. Aggregate amt of Collections        80,399,423.14   80,067,455.67    80,095,184.83   80,095,184.83         0.00  320,657,248.46
    Aggregate amt of Interest Coll       1,111,115.93    1,106,528.16     1,106,911.37    1,106,911.37         0.00    4,431,466.83
    Aggregate amt of Principal Coll     79,288,307.21   78,960,927.51    78,988,273.45   78,988,273.45         0.00  316,225,781.63

 2. Series Allocation Percentage          25.0733216%     24.9697944%      24.9784420%     24.9784420%        0.00%     100.000000%
    Floating Allocation Percentage             83.97%          84.31%           89.34%          89.34%        0.00%       N/A
    Principal Allocation Percentage             0.00%           0.00%            0.00%           0.00%        0.00%           0.00%

 3. Total amount Distributed               225,657.06      203,101.50       233,557.59      247,896.48         0.00      910,212.63

 4. Total amount of such distribution allocable
    to the Invested Amount of Series             0.00            0.00             0.00            0.00         0.00            0.00

 5. Total amt of such distribution allocable to
    interest on the Series Certificates    225,657.06      203,101.50       233,557.59      247,896.48         0.00      910,212.63

 6. Gross Dealer Note Losses                     0.00            0.00             0.00            0.00         0.00            0.00

 7. Recoveries on Dealer Note Losses           250.73          249.70           249.78          249.78         0.00        1,000.00

 8. Amt of Series allocable Dealer Note
         Losses/Recoveries                    (250.73)        (249.70)         (249.78)        (249.78)        0.00       (1,000.00)
    - Investor portion of Dealer Note
         Losses/Recoberies                    (210.54)        (210.52)         (223.16)        (223.16)        0.00         (867.38)
    - Seller portion of Dealer Note
         Losses/Recoveries                     (40.19)         (39.18)          (26.63)         (26.63)        0.00         (132.62)

 9. Draw Amount                                  0.00            0.00             0.00            0.00         0.00            0.00

10. Investor Charge Offs                         0.00            0.00             0.00            0.00         0.00            0.00

11. Reimbursement of Investor Charge Offs        0.00            0.00             0.00            0.00         0.00            0.00

12. Monthly Servicing Fee
    -   Series Allocation-Servicing Fee    191,064.02      190,275.12       190,341.02      190,341.02         0.00      762,021.18
    -        Investor Servicing Fee        160,436.46      160,420.95       170,050.67      170,050.67         0.00      660,958.75
    -       Seller Servicing Fee            30,627.56       29,854.17        20,290.35       20,290.35         0.00      101,062.43

13. Controlled Amortization Amount               0.00            0.00             0.00            0.00         0.00            0.00

14. Invested Amt prior to D
         Distribution Date             200,000,000.00  200,000,000.00   212,000,000.00  212,000,000.00         0.00  824,000,000.00
    Invested Amt after to
         Distribution Date             200,000,000.00  200,000,000.00   212,000,000.00  212,000,000.00         0.00  824,000,000.00

15. Invested Amount                    200,000,000.00  200,000,000.00   212,000,000.00  212,000,000.00         0.00  824,000,000.00
    Available Subordinated Amount       31,000,000.00   31,000,000.00    19,080,000.00   19,080,000.00         0.00  100,160,000.00
    Negative Carry Subordinated Amount     957,747.66              NA               NA              NA           NA      957,747.66
    Other                                           0               0                0               0         0.00               0
    Adjusted Invested Amount           231,957,747.66  231,000,000.00   231,080,000.00  231,080,000.00         0.00  925,117,747.66

    Required Excess Seller's Interest    6,000,000.00    6,000,000.00     6,360,000.00    6,360,000.00         0.00   24,720,000.00

16. Beginning Spread Account Balance     2,500,000.00    2,500,000.00     2,650,000.00    2,650,000.00         0.00   10,300,000.00
      Withdrawals from Spread Acct (-)int   (1,702.01)      (1,702.37)       (1,805.09)      (1,804.13)        0.00       (7,013.60)
      Deposits to Spread Acct (+)Interest    1,702.01        1,702.37         1,805.09        1,804.13         0.00        7,013.60
    Spread Account balance as of the close of
    business on the Distribution date    2,500,000.00    2,500,000.00     2,650,000.00    2,650,000.00         0.00   10,300,000.00

17. Series Principal Account Balance             0.00            0.00             0.00            0.00         0.00            0.00

18. Delinquency on Serviced Portfolio
                        30 - 59 Days                                                                                          0.05%
                        60 - 89 Days                                                                                          0.02%
                           90+  Days                                                                                          0.09%

19. Master Trust Receivables Balance                                                                                $914,425,414.79

====================================================================================================================================